As of July 31, 2013, the following persons or entities now own more than 25% of a funds voting security.

Person/Entity

BEAR PROFUND
LPL FINANCIAL	 		28.29%

ULTRAJAPAN PROFUND
NATIONAL FINANCIAL SERVICES LLC	25.79%

BASIC MATERIALS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	25.94%

BIOTECHNOLOGY ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	42.38%

INTERNET ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	34.40%

INTERNET ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	27.16%

CONSUMER SERVICES ULTRASECTOR PROFUND
TD AMERITRADE INC 		25.27%

CONSUMER GOODS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	25.15%

SMALL-CAP PROFUND
TRUST COMPANY OF AMERICA	31.13%

SMALL-CAP GROWTH PROFUND
CHARLES SCHWAB AND CO INC	36.26%

SMALL-CAP GROWTH PROFUND
NATIONAL FINANCIAL SERVICES LLC	29.48%

MID-CAP PROFUND
TD AMERITRADE INC 		33.49%

MID-CAP PROFUND
CHARLES SCHWAB AND CO INC	31.62%

MID-CAP VALUE PROFUND
NATIONAL FINANCIAL SERVICES LLC	25.24%

OIL EQUIPMENT, SERVICES &DISTRIBUTION
ULTRASECTOR PROFUNDS
CHARLES SCHWAB AND CO INC	37.62%

RISING RATES OPPORTUNITIES PROFUND
TD AMERITRADE INC		27.16%

SHORT NASDAQ - 100 PROFUND
NATIONAL FINANCIAL SERVICES LLC	43.59%

LARGE CAP GROWTH PROFUND
TD AMERITRADE INC		30.72%

LARGE CAP GROWTH PROFUND
CHARLES SCHWAB AND CO INC	30.31%

ULTRA SHORT SMALL CAP PROFUND
TRUST COMPANY OF AMERICA	29.76%

RISING RATES 10 OPPORTUNITIES PROFUND
TD AMERITRADE INC		42.53%

SHORT REAL ESTATE PROFUND
TRUST COMPANY OF AMERICA	36.61%

SHORT REAL ESTATE PROFUND
NATIONAL FINANCIAL SERVICES LLC	33.30%

SHORT PRECIOUS METALS PROFUND
CHARLES SCHWAB AND CO INC	46.14%

ULTRASHORT JAPAN PROFUND
TRUST COMPANY OF AMERICA	43.29%

ULTRA INTERNATIONAL PROFUND
CHARLES SCHWAB AND CO INC	28.27%

ULTRA SHORT EMERGING MARKETS PROFUND
CHARLES SCHWAB AND CO INC	28.01%

ULTRA LATIN AMERICA PROFUND
CHARLES SCHWAB AND CO INC	25.77%

ULTRA SHORT LATIN AMERICA PROFUND
NATIONAL FINANCIAL SERVICES LLC	50.21%


As of July 31, 2013, the following
persons or entities no longer own
more than 25% of a funds voting security.

ULTRABULL PROFUND
TRUST COMPANY OF AMERICA	19.23%

BEAR PROFUND
NATIONAL FINANCIAL SERVICES LLC	21.04%

ULTRABEAR PROFUND
NATIONAL FINANCIAL SERVICES LLC	15.13%

ULTRA NASDAQ-100  PROFUND
CHARLES SCHWAB AND CO INC	23.12%

BANKS  PROFUND
CHARLES SCHWAB AND CO INC	24.79%

TECHNOLOGY ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	12.32%

TELECOMMUNICATIONS ULTRASECTOR PROFUND
PERSHING LLC			5.84%

SEMICONDUCTOR ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	20.56%

SHORT SMALL-CAP PROFUND
NATIONAL FINANCIAL SERVICES LLC	17.64%

SMALL-CAP PROFUND
NATIONAL FINANCIAL SERVICES LLC	18.40%

MID-CAP PROFUND
NATIONAL FINANCIAL SERVICES LLC	9.94%

MID-CAP VALUE PROFUND
CHARLES SCHWAB AND CO INC	8.64%

ULTRA CHINA PROFUND
NATIONAL FINANCIAL SERVICES LLC	11.49%

ULTRA CHINA PROFUND
CHARLES SCHWAB AND CO INC	19.42%

ULTRA SHORT CHINA PROFUND
CHARLES SCHWAB AND CO INC	22.82%

RISING RATES OPPORTUNITY PROFUND
NATIONAL FINANCIAL SERVICES LLC	24.08%

RISING RATES OPPORTUNITY PROFUND
CHARLES SCHWAB AND CO INC	24.57%

LARGE CAP GROWTH PROFUND
TRUST COMPANY OF AMERICA	0.00%

LARGE CAP VALUE PROFUND
TRUST COMPANY OF AMERICA	0.00%

ULTRA SHORT MID-CAP PROFUND
CHARLES SCHWAB AND CO INC	8.04%

SHORT OIL & GAS PROFUND
CHARLES SCHWAB AND CO INC	17.51%

SHORT REAL ESTATE PROFUND
CHARLES SCHWAB AND CO INC	15.03%

ULTRA SHORT JAPAN PROFUND
CHARLES SCHWAB AND CO INC	7.78%

INTERNATIONAL ULTRASECTOR PROFUND
PERSHING LLC			7.63%

ULTRA SHORT INTERNATIONAL
ULTRASECTOR PROFUND
TRUST COMPANY OF AMERICA	5.69%

ULTRA SHORT LATIN AMERICA PROFUND
CHARLES SCHWAB AND CO INC	7.85%